Revenue	12 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenue
4. Revenue
Disaggregation of Revenue
The Company derives revenue from two primary sources: Event Cloud subscription-based solutions and Hospitality Cloud marketing and subscription-based solutions. They are principally generated from North America, which comprises of the United States and Canada, with Canada representing 2.4%, 2.5%, and 2.4% of total revenue for the years ended December 31, 2021, 2020, and 2019, respectively. Revenue from sources outside North America represented 13.3%, 12.3%, and 11.7% of total revenue for the years ended December 31, 2021, 2020, and 2019, respectively. The Company’s disaggregation of revenue primary geographic region is as follows (in thousands):

	Year Ended December 31,
	2021	2020	2019
North America	$450,022	$437,191	$501,332
Outside North America	68,789	61,509	66,272

Revenue	$518,811	$498,700	$567,604

The Company’s disaggregation of revenue by major business activity is as follows (in thousands):

	Year Ended December 31,
	2021	2020	2019
Event Cloud	$362,073	$316,080	$379,216
Hospitality Cloud	156,738	182,620	188,388

Revenue	$518,811	$498,700	$567,604

Deferred Revenue
Deferred revenue represents billings under signed contracts before the related products or services are transferred to customers. The portion of deferred revenue that is expected to be recognized as revenue during the subsequent
12-month
period is recorded as deferred revenue in current liabilities and the remaining portion is recorded as other liabilities, non-current,
which is not material. Deferred revenue was $239.8 million and $207.6 million as of December 31, 2021 and 2020, respectively. During the years ended December 31, 2021, 2020, and 2019, the Company recognized $192.7 million, $211.4 million, and $176.7 million, respectively, of revenue that was included in the deferred revenue balance at the beginning of each period.

Remaining Performance Obligations
For multiple-year agreements for either Event Cloud or Hospitality Cloud, we typically invoice the amount for the first year of the contract at signing followed by subsequent annual invoices at the anniversary of each year. Since we bill most of our customers in advance, there can be amounts that we have not yet been contractually able to invoice. Until such time as these amounts are invoiced or recognized in revenue, they are considered by us to be unbilled contract value, and together with deferred revenue, remaining performance obligations. As of December 31, 2021 and 2020, our total current deferred revenue was $239.8 million and $207.6 million, respectively, which amount does not include unbilled contract value for contracts not yet billed of approximately $573.4 million and $576.1 million, respectively. We expect that the amount of unbilled contract value relative to the total value of our contracts will change from year to year for several reasons, including the amount of cash collected early in the contract term, the specific timing and duration of customer agreements, varying invoicing cycles of agreements, the specific timing of customer renewal, changes in customer financial circumstances and foreign currency fluctuations. We expect to recognize 68.1% of our remaining performance obligations as revenue over the subsequent 24 months, and the remainder thereafter.